                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           THE FIRST ISRAEL FUND, INC.
                  ---------------------------------------------

                (Name of Registrant as Specified in Its Charter)
                  ---------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies: N/A
    (2) Aggregate number of securities to which transaction applies: N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
    (4) Proposed maximum aggregate value of transaction: N/A
    (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 24, 2003
                               -----------------

TO THE SHAREHOLDERS OF
  THE FIRST ISRAEL FUND, INC.:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Thursday, April 24, 2003 commencing at 2:00 p.m., New York time, for the following purposes:

        (1) To elect two (2) directors of the Fund.

        (2) To approve or disapprove of a Sub-Advisory Agreement with Credit Suisse Asset Management Limited.

        (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

    The close of business on February 24, 2003 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy materials are first being mailed on or about March 5, 2003.

                                          By order of the Board of Directors,

                                          /s/ Michael A. Pignataro

                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 5, 2003
New York, New York

                          THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 24, 2003
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Thursday, April 24, 2003 commencing at 2:00 p.m., New York time, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator") or Georgeson Shareholders Communications Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $5,000 and will be reimbursed for its reasonable out-of-pocket expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 5, 2003.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of the Administrator is 383 Madison Avenue, 23rd Floor, New York, New York 10179.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR the election of the nominees for directors, FOR the approval of the Sub-Advisory Agreement and, in accordance with the judgment of the persons named in the Proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time such Proxy is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Approval of Proposal 1 requires that the nominees receive the affirmative vote of a plurality of votes cast in person or by proxy at the Meeting. Because abstentions and broker non-votes on a proposal are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    Approval of Proposal 2 requires an affirmative vote by a "majority of the Fund's outstanding shares" as defined in "Vote Required" on page 13. Any abstentions and broker non-votes would have the effect of a "no" vote for purposes of obtaining requisite approval under Proposal 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 24, 2003, there were 4,259,295 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order for your Shares to be represented at the Meeting, you are requested to:

    -- indicate your instructions on the Proxy;

    -- date and sign the Proxy;

    -- mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received on or before 2:00 p.m. on April 24, 2003.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, Dr. Enrique R. Arzac and Mr. William W. Priest, Jr., to serve as Class III Directors until the 2006 Annual Meeting of the Fund, each to hold office until his successor is elected and qualified. In order to be elected pursuant to Proposal 1, the nominees will need the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

    The Fund's Articles of Incorporation classify the Board of Directors (the "Board") into three classes, as nearly equal in number as possible. Each year the term of office of one class will expire and the successor or successors elected to such class generally serve for a three-year term. The current directors are indicated below:

              Class I Director:                             Class II Directors:
              George W. Landau                              Jonathan W. Lubell
                                                            Steven N. Rappaport
                                    Class III Directors:
                                      Enrique R. Arzac
                                   William W. Priest, Jr.

    Each nominee currently serves as a director of the Fund and each nominee has indicated their intention to continue to serve if elected and has consented to being named in this Proxy Statement. Mr. James P. McCaughan resigned as a Class II Director of the Fund effective February 22, 2002 and Mr. Richard W. Watt resigned as a Class I Director of the Fund effective January 17, 2003.
Mr. McCaughan and Mr. Watt were affiliated persons of CSAM.

    The following tables set forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                           FUND
                                     POSITION(S)   TERM OF OFFICE                    PRINCIPAL             COMPLEX
                                     HELD WITH     AND LENGTH OF                     OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND AGE                FUND          TIME SERVED                       PAST FIVE YEARS       DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INDEPENDENT DIRECTORS:
Enrique R. Arzac ..................  Director      Since 1996; current term ends at  Professor of Finance          8
Credit Suisse Asset                                the 2003 annual meeting           and Economics,
Management, LLC                                                                      Graduate School of
466 Lexington Avenue                                                                 Business, Columbia
New York, New York 10017-3140                                                        University since
Age: 61                                                                              1971

George W. Landau ..................  Director      Since 1995; current term ends at  Senior Advisor,               5
Two Grove Isle Drive                               the 2004 annual meeting           Latin America, The
Coconut Grove, Florida 33133                                                         Coca-Cola Company
Age: 83                                                                              since 1988

Jonathan W. Lubell ................  Director      Since inception; current term     Partner, Morrison             1
2600 J. F. Kennedy Blvd.                           ends at the 2005 annual meet-     Cohen Singer &
Apt. 10A                                           ing                               Weinstein (a law
Jersey City, New Jersey 07306                                                        firm) since 1989
Age: 73

Steven N. Rappaport ...............  Director      Since inception; current term     Partner of Lehigh            53
Lehigh Court, LLC                                  ends at the 2005 annual meet-     Court, LLC since
40 East 52nd Street                                ing                               July 2002; Presi-
New York, New York 10022                                                             dent of SunGard
Age: 54                                                                              Securities Finance,
                                                                                     Inc. from 2001 to
                                                                                     July 2002; President
                                                                                     of Loanet, Inc.
                                                                                     (on-line accounting
                                                                                     service) from 1995
                                                                                     to 2001; Director,
                                                                                     President, North
                                                                                     American Operations,
                                                                                     and former Executive
                                                                                     Vice President from
                                                                                     1992 to 1993 of
                                                                                     Worldwide Operations
                                                                                     of Metallurg Inc.
                                                                                     (manufacturer of
                                                                                     specialty metals and
                                                                                     alloys); Executive
                                                                                     Vice President,
                                                                                     Telerate, Inc.
                                                                                     (provider of
                                                                                     real-time
                                                                                     information to the
                                                                                     capital markets)
                                                                                     from 1987 to 1992;
                                                                                     Partner in the law
                                                                                     firm of Hartman &
                                                                                     Craven until 1987


                                     OTHER
                                     DIRECTORSHIPS
                                     HELD BY
NAME, ADDRESS AND AGE                DIRECTOR
-----------------------------------  -----------------
INDEPENDENT DIRECTORS:
Enrique R. Arzac ..................  Director of The
Credit Suisse Asset                  Adams Express
Management, LLC                      Company (a
466 Lexington Avenue                 closed-end
New York, New York 10017-3140        investment
Age: 61                              company);
                                     Director of
                                     Petroleum and
                                     Resources
                                     Corporation (a
                                     closed-end
                                     investment
                                     company)
George W. Landau ..................  Director of
Two Grove Isle Drive                 Emigrant Sav-
Coconut Grove, Florida 33133         ings Bank;
Age: 83                              Director of GAM
                                     Funds, Inc.
Jonathan W. Lubell ................  None
2600 J. F. Kennedy Blvd.
Apt. 10A
Jersey City, New Jersey 07306
Age: 73
Steven N. Rappaport ...............  None
Lehigh Court, LLC
40 East 52nd Street
New York, New York 10022
Age: 54

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                           FUND
                                     POSITION(S)   TERM OF OFFICE                    PRINCIPAL             COMPLEX
                                     HELD WITH     AND LENGTH OF                     OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND AGE                FUND          TIME SERVED                       PAST FIVE YEARS       DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INTERESTED DIRECTOR:
William W. Priest, Jr.* ...........  Director      Since 1997; current term ends at  Co-Managing Partner,         59
Steinberg Priest & Sloane Capital                  the 2003 annual meeting           Steinberg Priest &
Management                                                                           Sloane Capital
12 East 49th Street                                                                  Management since
12th Floor                                                                           March 2001; Chairman
New York, New York 10017                                                             and Managing
Age: 61                                                                              Director of CSAM
                                                                                     from 2000 to Feb-
                                                                                     ruary 2001, Chief
                                                                                     Executive Officer
                                                                                     and Managing
                                                                                     Director of CSAM
                                                                                     from 1990 to 2000


                                     OTHER
                                     DIRECTORSHIPS
                                     HELD BY
NAME, ADDRESS AND AGE                DIRECTOR
-----------------------------------  -----------------
INTERESTED DIRECTOR:
William W. Priest, Jr.* ...........  None
Steinberg Priest & Sloane Capital
Management
12 East 49th Street
12th Floor
New York, New York 10017
Age: 61

                                                                                                   PRINCIPAL
                                                                                                   OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                POSITION(S) HELD WITH FUND  LENGTH OF TIME SERVED             PAST FIVE YEARS
-----------------------------------  --------------------------  --------------------------------  --------------------------------
OFFICERS:
Laurence R. Smith .................  Chairman of the Fund,       Since 2002                        Managing Director and Global
Credit Suisse Asset                  Chief Executive Officer,                                      Chief Investment Officer of
Management, LLC                      Interim Chief Investment                                      CSAM; Associated with JP Morgan
466 Lexington Avenue                 Officer and President                                         Investment Management from 1981
New York, New York 10017-3140                                                                      to 1999; Officer of other Credit
Age: 44                                                                                            Suisse Funds

Hal Liebes, Esq. ..................  Senior Vice President       Since 1997                        Managing Director and Global
Credit Suisse Asset                                                                                General Counsel of CSAM;
Management, LLC                                                                                    Associated with Lehman Broth-
466 Lexington Avenue                                                                               ers, Inc. from 1996 to 1997;
New York, New York 10017-3140                                                                      Associated with CSAM from 1995
Age: 38                                                                                            to 1996; Associated with CS
                                                                                                   First Boston Investment
                                                                                                   Management from 1994 to 1995;
                                                                                                   Associated with Division of
                                                                                                   Enforcement, U.S. Securities and
                                                                                                   Exchange Commission from 1991 to
                                                                                                   1994; Officer of other Credit
                                                                                                   Suisse Funds

Michael A. Pignataro ..............  Chief Financial Officer     Since 1993                        Director and Director of Fund
Credit Suisse Asset                  and Secretary                                                 Administration of CSAM;
Management, LLC                                                                                    Associated with CSAM since 1984;
466 Lexington Avenue                                                                               Officer of other Credit Suisse
New York, New York 10017-3140                                                                      Funds
Age: 43

Rocco A. Del Guercio ..............  Vice President              Since 1997                        Vice President and
Credit Suisse Asset                                                                                Administrative Officer of CSAM;
Management, LLC                                                                                    Associated with CSAM since June
466 Lexington Avenue                                                                               1996; Assistant Treasurer,
New York, New York 10017-3140                                                                      Bankers Trust Co.- Fund
Age: 39                                                                                            Administration from March 1994
                                                                                                   to June 1996; Mutual Fund
                                                                                                   Accounting Supervisor, Dreyfus
                                                                                                   Corporation from April 1987 to
                                                                                                   March 1994; Officer of other
                                                                                                   Credit Suisse Funds

                                                                                                   PRINCIPAL
                                                                                                   OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                POSITION(S) HELD WITH FUND  LENGTH OF TIME SERVED             PAST FIVE YEARS
-----------------------------------  --------------------------  --------------------------------  --------------------------------
Robert M. Rizza ...................  Treasurer                   Since 1999                        Assistant Vice President of CSAM
Credit Suisse Asset                                                                                since January 2001;
Management, LLC                                                                                    Administrative Officer of CSAM
466 Lexington Avenue                                                                               from March 1998 to December
New York, New York 10017-3140                                                                      2000; Assistant Treasurer of
Age: 37                                                                                            Bankers Trust Co. from April
                                                                                                   1994 to March 1998; Officer of
                                                                                                   other Credit Suisse Funds

----------------
* Mr. Priest is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he provided consulting services to CSAM within the last two years.

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                       DIRECTOR IN CSAM FAMILY OF
                                DOLLAR RANGE OF EQUITY SECURITIES         CLOSED-END INVESTMENT
NAME OF DIRECTOR                       IN THE FUND*(1)(2)                   COMPANIES*(1)(3)
----------------                       ------------------                   ----------------
Independent Directors:
Enrique R. Arzac .............               C                                   E
George W. Landau .............               C                                   D
Jonathan W. Lubell ...........               B                                   B
Steven N. Rappaport ..........               C                                   C
Interested Director:
William W. Priest, Jr. .......               A                                   A

----------------
*   Key to Dollar Ranges:
      A. None
     B. $1 -- $10,000
     C. $10,001 -- $50,000
     D. $50,001 -- $100,000
     E. over $100,000
(1) This information has been furnished by each director as of November 15, 2002. "Beneficial Ownership" is determined in accordance with Rule
    16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").
(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.
(3) "CSAM Family of Closed-End Investment Companies" means those registered closed-end investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of November 15, 2002, none of the independent nominees for election to the Board of the Fund, the independent directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

    During the fiscal year ended September 30, 2002, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended September 30, 2002 to all such unaffiliated directors was $27,000.

Since July 1, 2000, each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the fiscal year ended September 30, 2002, the Board convened five times. Each director, with the exception of Mr. Lubell, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a director.

    Messrs. Arzac, Rappaport, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee met once during the fiscal year ended September 30, 2002. Messrs. Arzac, Rappaport, Landau and Lubell also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2002. The Nominating Committee selects and nominates new independent directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee. On December 13, 2002, the Board constituted a special committee composed of Mr. Rappaport and Mr. Arzac to consider matters it considers relevant to the future of the Fund in light of current market considerations and various other matters. The committee will monitor these matters on an ongoing basis and will report to the full Board from time to time, including making recommendations, if any, as it deems appropriate.

                             AUDIT COMMITTEE REPORT

    The Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended September 30, 2002. The Audit Committee has also met with the Fund's independent accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC") independence rules delineating relationships between the independent accountants and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to Shareholders for the fiscal year ended September 30, 2002 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                George W. Landau
                               Jonathan W. Lubell
                              Steven N. Rappaport

                            INDEPENDENT ACCOUNTANTS

    At a meeting held on December 13, 2002, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PwC for the fiscal year ending September 30, 2003. PwC has been the Fund's independent accountants since the Fund commenced operations in 1991, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended September 30, 2002.

                                                  CSAM AND
                                   FUND      CERTAIN AFFILIATES
                                -----------  ------------------
Audit Fees                        $46,300         $      0
Financial Information Systems
  Design and Implementation
    Fees                                0                0
All Other Fees                     45,900*         952,000**

----------------
* Fees are comprised of: (1) $38,400 in tax services in connection with review of excise tax calculations and review and signing of applicable tax returns in the U.S. and in Israel and (2) $7,500 related to an attest exam performed in connection with compliance with the Fund's tax covenants with the Commissioner of Income Tax & Property Tax in Israel.
** Fees are comprised of: (1) $472,000 in connection with expatriate tax consulting services, (2) $230,000 in connection with other tax related services and (3) $250,000 in connection with financial statement audits.

                                  COMPENSATION

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended September 30, 2002. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                    TOTAL
                                              COMPENSATION FROM
                                                  FUND AND
                                 AGGREGATE      FUND COMPLEX
                                COMPENSATION       PAID TO
NAME OF DIRECTOR                 FROM FUND       DIRECTORS*
----------------                ------------  -----------------
Independent Directors:
Enrique R. Arzac .............     $7,000         $ 82,000
George W. Landau .............      7,000           41,500
Steven N. Rappaport ..........      7,000          120,795
Jonathan W. Lubell ...........      6,000            6,000
Interested Director:
William W. Priest, Jr. .......          0                0

----------------
* 60 funds comprise the Fund Complex. See the "Directors" table for the number of funds each director serves.

                                 REQUIRED VOTE

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by Proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR.

                                   PROPOSAL 2
                 APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

INTRODUCTION

    The second proposal to be submitted at the Meeting will be the approval or disapproval of an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, CSAM, the investment adviser to the Fund, and Credit Suisse Asset Management Limited ("CSAM Limited"). The Sub-Advisory Agreement was unanimously approved by the Board of the Fund, including all of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Independent Directors") at a meeting held on December 13, 2002.

    At the meeting, CSAM recommended to the Board that the Fund retain CSAM Limited as sub-adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not the Fund) pay CSAM Limited a sub-advisory fee in such amount as may be agreed upon from time to time by CSAM and CSAM Limited. Thus, the retention of CSAM Limited will not increase the fees or expenses otherwise incurred by the Fund's shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM Limited.

    The Sub-Advisory Agreement is now being submitted for approval by the shareholders of the Fund. If it is approved by "a majority vote of the Fund's outstanding shares" as defined in "Vote Required" on page 13, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually (1) by the Board of the Fund or by a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (2) by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. If shareholders of the Fund do not approve the Sub-Advisory Agreement, then the Board reserves the right to resubmit the Sub-Advisory Agreement for approval and/or consider other appropriate actions with respect to such non-approval of the Sub-Advisory Agreement.

    A copy of the Sub-Advisory Agreement is attached as Exhibit A hereto. CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017-3140. CSAM Limited's principal office is located at Beaufort House, 15
St. Botolph Street, London EC3A 7JJ, England.

    AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAID TO CSAM LIMITED PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM LIMITED WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND'S SHAREHOLDERS.

BOARD EVALUATION AND RECOMMENDATION

    In evaluating the proposed CSAM Limited Sub-Advisory Agreement, the Board reviewed background materials about CSAM Limited and its portfolio management personnel. The Board also took into account the potential benefits of utilizing CSAM Limited's extensive investment experience and resources as well as the range of advisory services to be provided for the Fund by CSAM Limited. The Board also considered the fact that THE HIRING OF CSAM LIMITED WOULD NOT INCREASE THE FEES OR EXPENSES PAID BY THE FUND'S SHAREHOLDERS FOR INVESTMENT ADVISORY SERVICES.

    After consideration of the above factors and such other factors and information the Board deemed relevant, the Board, including a majority of the Independent Directors, unanimously approved the Sub-Advisory Agreement on December 13, 2002 and voted to recommend its approval to the shareholders of the Fund at the Meeting for their approval or disapproval.

    Effectiveness of the Sub-Advisory Agreement is contingent on the approval by shareholders of the Fund. If shareholders of the Fund do not approve the Sub-Advisory Agreement, then the Board reserves the right to resubmit the Sub-Advisory Agreement for approval and/or consider other appropriate actions with respect to such non-approval of the Sub-Advisory Agreement.

INFORMATION ABOUT CSAM LIMITED

    CSAM Limited is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Advisers Act. CSAM Limited is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Limited has been in the money management business for over 16 years and currently manages approximately $47.4 billion in assets.

    CSAM Limited is a wholly owned subsidiary of Credit Suisse Asset Management (U.K.) Holding Limited ("CSAM Holding"). CSAM Holding is an indirect wholly owned subsidiary of Credit Suisse First Boston, the parent company of the Fund's investment adviser, CSAM. Credit Suisse First Boston is located at Paradeplatz 8, 8001 Zurich, Switzerland. CSAM Holding is located at the address of CSAM Limited.

    CSAM Limited is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM Limited are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of CSAM Limited are set forth below. Each of these persons may be contacted c/o Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England.

NAME                    CURRENT POSITION WITH CSAM LIMITED  OTHER CURRENT PRINCIPAL OCCUPATIONS
----                    ----------------------------------  -----------------------------------
Glenn Wellman.........  Director; Chief Executive Officer;  Chief Operating Officer
                        Managing Director

Winifred Robbins......  Director; Managing Director         Business Head of Fixed Income

Ian Chimes............  Director; Managing Director         Chief Executive Officer of CSAM
                                                            Funds (U.K.) Ltd.

Michael Walsh.........  Director; Managing Director         Chief Financial Officer

Simon Boote...........  Director; Managing Director

Stephen Goldman.......  Director; Managing Director         Head of Equities

INFORMATION ABOUT CSAM

    CSAM, a professional investment counseling firm, serves as the Fund's investment adviser and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management companies managed approximately $56 billion in the U.S. and $284 billion globally. Credit Suisse Asset Management has offices in 14 countries, including CSAM and CSAM Limited; offices in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich are not registered with the U.S. Securities and Exchange Commission. CSAM acts as investment adviser for the Fund pursuant to an investment advisory agreement dated November 17, 2000 (the "Advisory Agreement").

DESCRIPTION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

    Pursuant to the Advisory Agreement with CSAM, subject to the supervision and direction of the Board of the Fund, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the

Advisory Agreement, CSAM pays the compensation, fees and related expenses of all directors who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of a Fund, will pay the sub-advisory fee to CSAM Limited. The Fund pays all other expenses incurred in its operations, including general administrative expenses.

DESCRIPTION OF THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

    CSAM Limited is proposed to serve as the Fund's investment sub-adviser pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement was approved unanimously by the Board, including the Independent Directors, on December 13, 2002.

    Under the supervision of the Board of Directors of the Fund, CSAM Limited provides a variety of services, including (1) assisting CSAM in managing the Fund's assets in accordance with the Fund's investment objective and policies,
(2) assisting CSAM in making investment decisions and exercising voting rights in respect of portfolio securities for the Fund, (3) placing purchase and sale orders on behalf of the Fund, (4) providing investment research and supervision of the Fund's investments and conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets and
(5) furnishing the Fund and/or CSAM with whatever statistical information as they may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. In consideration of the services rendered pursuant to the Sub-Advisory Agreement, CSAM will pay CSAM Limited an aggregate fee of $250,000 per annum (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to the Fund and all Credit Suisse Funds for which CSAM Limited has been appointed as sub-adviser and which CSAM and CSAM Limited agree will be governed by this fee schedule. The Total Fee may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders. A quarter of the Total Fee shall be payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which a Sub-Advisory Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.

    The portion of the Total Fee allocable with respect to the Fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the month end net assets of that Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the sum of the total month end net assets of the Fund and other registered investment companies for which CSAM Limited has been appointed as such during such calendar quarter or portion thereof.

    Based upon this formula, the table below lists the portion of the Total Fee allocable with respect to each Fund assuming the asset level as of the calendar quarter ended September 30, 2002.

                                                              CURRENT ALLOCABLE
                                                               PORTION OF THE
FUND                                                              TOTAL FEE
----                                                          -----------------
Credit Suisse Global Fixed Income Fund......................      $ 6,940.17
Credit Suisse Global New Technologies Fund, Inc.............           51.00
Credit Suisse European Equity Fund, Inc.....................          647.35
Credit Suisse Emerging Markets Fund, Inc....................        2,061.44
Credit Suisse Global Financial Services Fund, Inc...........           54.41
Credit Suisse Global Health Sciences Fund, Inc..............        2,704.00
Credit Suisse Global Post-Venture Capital Fund, Inc.........        3,488.38

                                                              CURRENT ALLOCABLE
                                                               PORTION OF THE
FUND                                                              TOTAL FEE
----                                                          -----------------
Credit Suisse Global Technology Fund, Inc...................        3,991.21
Credit Suisse Institutional Fund, Inc. -- International
Focus Portfolio.............................................        3,023.16
Credit Suisse Institutional International Fund, Inc.........        7,284.54
Credit Suisse International Focus Fund, Inc.................       16,559.82
Credit Suisse International Fund............................          774.25
Credit Suisse Trust -- Emerging Markets Portfolio...........        2,640.49
Credit Suisse Trust -- Global Post-Venture Capital
Portfolio...................................................        3,821.28
Credit Suisse Trust -- Global Technology Portfolio..........          194.28
Credit Suisse Trust -- International Focus Portfolio........        5,695.96
The First Israel Fund, Inc..................................        2,568.26

    The portion of the Total Fee allocable to each Fund as set forth in this table assumes that shareholders of the Fund approve CSAM Limited as sub-advisor.

    The Fund is under no obligation to pay such sub-advisory fee.

    The Sub-Advisory Agreement provides that CSAM Limited shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

    The Sub-Advisory Agreement will remain in effect for an initial two-year period unless sooner terminated, and will remain in effect from year to year thereafter if approved annually (1) by the Board of the Fund or by a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and
(2) by a majority of the Independent Directors. The Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by either CSAM or the Board of the Fund or by the vote of the holders of a majority (as defined in the 1940 Act) of the Shares or upon 60 days' written notice by CSAM Limited to the Fund and CSAM. The services of CSAM Limited are not deemed to be exclusive and nothing in the Sub-Advisory Agreement prevents CSAM Limited from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of) or from engaging in other activities.

    CSAM Limited does not currently provide investment services to any investment companies having an investment objective similar to the investment objective of the Fund.

EXPENSES

    CSAM Limited is obligated to pay expenses associated with providing the services contemplated by the Sub-Advisory Agreement, including compensation of and office space for its respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

VOTE REQUIRED

    Proposal 2 requires the approval by the affirmative vote of a "majority of the Fund's outstanding voting shares." A "majority of the Fund's outstanding voting shares" (as defined in the 1940 Act) means the lesser of (a) 67% or more of the Fund's voting shares present at a meeting of its shareholders if the owners of more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy or (b) more than 50% of the Fund's outstanding voting shares. Any abstentions and broker non-votes would have the effect of a "no" vote for purposes of obtaining the requisite approval under Proposal 2.

    THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                       NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                      BENEFICIALLY OWNED   OF SHARES
----------------                                      ------------------  ------------
President and Fellows of Harvard College*             Has sole power to       17.8%
  c/o Harvard Management Company, Inc.                vote and dispose
  600 Atlantic Avenue                                 of 759,601 shares
  Boston, MA 02210

--------------

*   As stated in Schedule 13G filed with the SEC on February 12, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the SEC, the New York Stock Exchange and the Fund. During the fiscal year ending September 30, 2002, it came to the attention of the Fund that, due to an administrative oversight, Form 4s were filed late on behalf of Messrs. Arzac, Landau, Lubell and Rappaport for the acquisition of shares of the Fund on June 26, 2002 and Form 5s had not been filed for such directors with respect to the acquisition of shares of the Fund in the fiscal year 2001. On February 11, 2002, a total of four Form 5s were filed late on behalf of each of the above directors to report these transactions.

REPORTS TO SHAREHOLDERS

    The Fund sends audited annual and unaudited semi-annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT www.cefsource.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2004 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than December 1, 2003. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The First Israel Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2004 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the

Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A
                       SUB-INVESTMENT ADVISORY AGREEMENT
                  EFFECTIVE AS OF ____________________________

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ

Dear Sirs:

    The First Israel Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Credit Suisse Asset Management Limited (the "Sub-Adviser"), a corporation organized under the laws of England, as follows:

    1.  INVESTMENT DESCRIPTION; APPOINTMENT

    The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Registration Statement(s), as from time to time in effect (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Registration Statement and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Registration Statement on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

    2.  SERVICES AS SUB-INVESTMENT ADVISER

    (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Registration Statement and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

        (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

        (ii) make investment decisions or recommendations with respect to the Assets;

       (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

        (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

        (v) furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

    In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

    (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

    3.  EXECUTION OF TRANSACTIONS

    (a) In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

    (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

    (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the Fund's advantage or disadvantage. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

    (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

    4.  DISCLOSURE REGARDING THE SUB-ADVISER

    (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's Registration Statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

    (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's Registration Statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

    (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

    (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

    5.  REPRESENTATIONS AND WARRANTIES

        5.1  The Sub-Adviser represents and warrants that:

        (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

        (b) it has read and understands the Registration Statement and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

        (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

        5.2  The Fund represents and warrants that:

        (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

        (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

        (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

        5.3 CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

    6.  COMPLIANCE

    (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund
(i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Registration Statement or is otherwise in violation of applicable law.

    (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

    (c) The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this

Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

    7.  BOOKS AND RECORDS

    (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

    (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    8.  PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL INFORMATION

    (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

    (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

    (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any registration statement, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

    9.  STANDARD OF CARE

    The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Sub-Adviser.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by
(a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that CSAM will ultimately be found to be entitled to indemnification. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the fund by reason of such reliance of the Sub-Adviser.

    10.  COMPENSATION

    In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

    11.  EXPENSES

    (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

    (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing registration statements for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

    12.  TERM OF AGREEMENT

    This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

    13.  AMENDMENTS

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    14.  NOTICES

        14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ (Attention: David Collins), telephone:
    44-20-7426-2795, telecopy: 44-20-7426-2799, (b) if to CSAM, to Credit Suisse
    Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to The First Israel Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy: (212) 878-9351 (Attention: President).

        14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

        14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the

    Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

    15.  CHOICE OF LAW

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

    16.  MISCELLANEOUS

    (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

    (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

    17.  UNITED KINGDOM REGULATORY MATTERS

    The Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

    (a) The FSA requires that all clients of the Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.

    (b) (i) The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

        (ii) The Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

    (c) The Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2(iv) will contain information that would have been provided in the contract notes.

    (d) In order to comply with applicable laws and related regulatory requirements, there may be periods when the Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

    (e) No warranty is given by the Sub-Adviser as to the performance or profitability of the Assets or any part of them.

    (f) The Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the Sub-Adviser at the address specified in
Section 14.

                               ******************

[SIGNATURE PAGE FOLLOWS]

    Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                          Very truly yours,
                                          CREDIT SUISSE ASSET MANAGEMENT, LLC
                                          By:
                                             -----------------------------------
                                             Name: Hal Liebes
                                             Title: Managing Director

                                          THE FIRST ISRAEL FUND, INC.
                                          By:
                                             -----------------------------------
                                             Name: Hal Liebes
                                             Title: Senior Vice President

CREDIT SUISSE ASSET MANAGEMENT LIMITED

By:
   ---------------------------------------------------
   Name:
   Title:
   Date:

                                   SCHEDULE A

    CSAM will pay the Sub-Adviser a fee of $250,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and Credit Suisse Funds for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

    The portion of the Sub-Adviser's Total Fee allocable with respect to the Fund (for any calendar quarter or portion thereof) is equal to the product of
(a) the Sub-Adviser's Total Fee and (b) a fraction, (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly net assets of the Fund and certain other registered investment companies for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof.

                                           THE FIRST ISRAEL FUND, INC.

              ------------------------------------------------------------------

                                                  APRIL 24, 2003

3917-PS-03

                           THE FIRST ISRAEL FUND, INC.

                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                               NEW YORK, NY 10017

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro, and each of them separately, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The First Israel Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Thursday, April 24, 2003, and at any adjournments thereof.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
                                                                                                               FOR  AGAINST  ABSTAIN
                                                                      2. To approve a Sub-advisory Agreement   / /    / /      / /
1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:                      among the Fund, Credit Suisse Asset
                                                                         Management, LLC and Credit Suisse
   NOMINEES: (01) Enrique R. Arzac (three-year term)                     Asset Management Limited.
             (02) William W. Priest, Jr. (three-year term)
   / / FOR all nominees listed above (except as marked to
       the contrary above)
                                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            / /
   / / WITHHOLD AUTHORITY to vote for all nominees listed above

   (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
   NOMINEE, STRIKE A LINE THROUGH SUCH INDIVIDUAL'S NAME ABOVE.)
                                                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                      DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                      DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS
                                                                      1 AND 2.

                                                                      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                                      USING THE ENCLOSED ENVELOPE.

                                                                      Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as
                                                                      attorney, executor, administrator, trustee or guardian,
                                                                      please give full title as such. If a corporation, please
                                                                      sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_____________________________ Date: _______________________ Signature:_____________________________ Date:________________